EX-7.e

                                 AMENDMENT NO. 3
                                     to the

                   VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

                             EFFECTIVE MARCH 1, 2005

                                     Between

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
                               ("CEDING COMPANY")

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")


Effective January 16, 2007, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be amended to update fund names, add new funds, include one new rider and remove references to the B-share product which will not be launched. To effect these changes, the following provisions of this Agreement are hereby amended:

     |X|  Schedule  B-1,  CONTRACTS  SUBJECT  TO  THIS  REINSURANCE   AGREEMENT,
          Amendment #2, is hereby replaced by the attached Schedule B-1.

     |X| Schedule B-2, SUBACCOUNTS SUBJECT TO THIS REINSURANCE AGREEMENT, Amendment #2, is hereby replaced by the attached Schedule B-2.


Jackson National Life Insurance          ACE Tempest Life Reinsurance Ltd.
Company of New York


By  LISA C. DRAKE                        By  HUAN TSENG


Name Lisa C. Drake                       Name Huan Tseng
     -------------                            ----------

Title  SVP & Chief Actuary               Title  SVP and Chief Pricing Officer
       -------------------                      -----------------------------

Date  January 22, 2007                   Date Jan 15, 2007
      ----------------                        ------------

                                  SCHEDULE B-1

             ANNUITY CONTRACTS Subject to this Reinsurance Agreement

PERSPECTIVE II

     o    VA220NY replaced VA250NY 05/04 effective 10/4/2004.

     o    This product has two Contract options:

          o    Separate Account Investment Division option; and

          o    Fixed Account Option.


A) SEPARATE ACCOUNT INVESTMENT DIVISION OPTION

     o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.

     o    JNLNY Separate Account I is used for this Contract.

     o The Separate Account invests in shares of one of the corresponding Funds of the underlying fund of the JNL Series Trust, JNL Variable Fund LLC, and JNLNY Variable Fund I LLC (see Schedule B-2).

B ) GUARANTEED MINIMUM INCOME BENEFITS


FORM NUMBER       POLICY DESCRIPTION
7452NY            FutureGuard - effective 5/3/2004 7485NY FutureGuard - effective 5/2/2005
7485ANY           FutureGuard - effective 1/17/2006 7485ANY Unisex FutureGuard - effective 1/17/2006

C) OPTIONAL BENEFITS
FORM NUMBER       POLICY DESCRIPTION
7349NY 04/03      Additional Free Withdrawal 20% of Premium
7343NY 04/03      Shortened W/D Charge Period (5 year)
7429NY            Shortened W/D Charge Period (3 year) - not available for contracts issued after 4/30/2006
7346NY 05/04      Premium Credit (4%)
7348NY 08/03      Premium Credit (2%)
7348NY 03/05      Premium Credit (2%)
7352NY 08/03      Premium Credit (3%)
7352NY 03/05      Premium Credit (3%)
7470NY            Death Benefit Option (Highest Anniversary Value)
7512NY            Death Benefit Option (Highest Anniversary Value) effective 1/16/2007

PERSPECTIVE A SERIES

     o    VA230NY is an individual flexible premium variable and fixed annuity

A) SEPARATE ACCOUNT INVESTMENT DIVISION OPTION

     o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account. o JNLNY Separate Account I is used for this Contract.

     o The Separate Account invests in shares of one of the corresponding Funds of the underlying fund of the JNL Series Trust, JNL Variable Fund LLC, and JNLNY Variable Fund I LLC (see Schedule B-2).

B) GUARANTEED MINIMUM INCOME BENEFITS
FORM NUMBER       POLICY DESCRIPTION
7485NY            FutureGuard
7485ANY           FutureGuard - effective 1/17/2006
7485ANY Unisex    FutureGuard - effective 1/17/2006


C) OPTIONAL BENEFITS
FORM NUMBER       POLICY DESCRIPTION
7474NY            Death Benefit Option (Return of Premium)
7477NY            Death Benefit Option (Highest Anniversary Value)
7512NY            Death Benefit Option (Highest Anniversary Value) effective 1/16/2007

 PERSPECTIVE L SERIES

     o    VA210NY is an individual flexible premium variable and fixed annuity

A) SEPARATE ACCOUNT INVESTMENT DIVISION OPTION

     o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.

     o    JNLNY Separate Account I is used for this Contract.

     o The Separate Account invests in shares of one of the corresponding Funds of the underlying fund of the JNL Series Trust, JNL Variable Fund LLC, and JNLNY Variable Fund I LLC (see Schedule B-2).

B) GUARANTEED MINIMUM INCOME BENEFITS
FORM NUMBER       POLICY DESCRIPTION
7485NY            FutureGuard
7485ANY           FutureGuard - effective 1/17/2006
7485ANY Unisex    FutureGuard - effective 1/17/2006


C) OPTIONAL BENEFITS FORM NUMBER POLICY DESCRIPTION
7346NY 05/04      Premium Credit (4%)
7348NY 08/03      Premium Credit (2%)
7348NY 03/05      Premium Credit (2%)
7352NY 08/03      Premium Credit (3%)
7352NY 03/05      Premium Credit (3%)
7381NY            Reduced Administration Charge
7470NY            Death Benefit Option (Highest Anniversary Value)
7512NY            Death Benefit Option (Highest Anniversary Value) effective 1/16/2007

PERSPECTIVE ADVISORS II

     o    VA410NY is an individual flexible premium variable and fixed annuity

A) SEPARATE ACCOUNT INVESTMENT DIVISION OPTION

     o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.

     o    Separate Account I is used for this Contract.

     o The Separate Account invests in shares of one of the corresponding Funds of the underlying fund of the JNL Series Trust, JNL Variable Fund LLC, and JNLNY Variable Fund I LLC (see Schedule B-2).

B) GUARANTEED MINIMUM INCOME BENEFITS
FORM NUMBER       POLICY DESCRIPTION
7485NY            FutureGuard
7485ANY           FutureGuard - effective 1/17/2006
7485ANY Unisex    FutureGuard - effective 1/17/2006


C) OPTIONAL BENEFITS
FORM NUMBER       POLICY DESCRIPTION
7460NY            Premium Credit (2%)
7470NY            Death Benefit Option (Highest Anniversary Value)
7512NY            Death Benefit Option (Highest Anniversary Value) effective 1/16/2007


JNL NY ACE 2005 TREATY SCHEDULE B-1 AMENDMENT # 3


                                                             SCHEDULE B-2

                                           Subaccounts Subject to this Reinsurance Agreement

---------------------------------------------- ------------------------------------------- -------------------------
FUND NAME                                      COMMENT                                     PRODUCT AVAILABILITY
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/AIM Large Cap Growth Fund                                                              All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/AIM Real Estate Fund                       New 5/2/05
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/AIM Small Cap Growth Fund                                                              All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Alger Growth Fund                                                                      All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Credit Suisse Global Natural Resources     New 1/16/2007                               All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Credit Suisse Long/Short                   New 1/16/2007                               All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Eagle Core Equity Fund                                                                 All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Eagle SmallCap Equity Fund                                                             All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/FMR Balanced Fund                                                                      All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/FMR Mid-Cap Equity Fund                    Name changed from JNL/FMR Capital           All
                                               Growth Fund effective 5/1/2006

---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Franklin Templeton Founding Strategy       New 1/16/2007                               All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Franklin Templeton Global Growth           New 1/16/2007                               All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Franklin Templeton Income Fund             New fund effective 5/1/2006                 All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Franklin Templeton Mutual Shares           New 1/16/2007                               All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Franklin Templeton Small Cap Value Fund    New 5/2/05
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Goldman Sachs Mid Cap Value Fund           New 5/2/05
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Goldman Sachs Short Duration Bond Fund     New fund effective 5/1/2006                 All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/JPM International Equity Fund              Named changed from JNL/Putnam
                                               International Equity Fund on 5/2/05

---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/JPMorgan International Value Fund                                                      All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Lazard Emerging Markets Fund               New fund effective 5/1/2006                 All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Lazard Mid Cap Value Fund                                                              All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Lazard Small Cap Value Fund                                                            All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Mellon Capital Management 25 Fund          Effective 5/1/2006, the JNY version         All
                                               was merged into the JNL version.

---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Mellon Capital Management Bond Index Fund                                              All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Mellon Capital Management Communications
Sector Fund                                                                                All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Mellon Capital Management Consumer Brands
Sector Fund                                                                                All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Mellon Capital Management Oil & Gas
Sector Fund                                    Name changed from JNL/Mellon Capital        All
                                               Management Energy Sector Fund on
                                               5/2/2005
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Mellon Capital Management Enhanced S&P

500 Stock Index Fund                                                                       All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Mellon Capital Management Financial
Sector Fund                                                                                All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Mellon Capital Management Global 15 Fund                                               All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Mellon Capital Management International
Index Fund                                                                                 All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Mellon Capital Management JNL 5 Fund                                                   All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Mellon Capital Management JNL Optimized
5 Fund                                         New fund effective 5/1/2006                 All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Mellon Capital Management Healthcare
Sector Fund                                    Name changed from JNL/Mellon Capital        All
                                               Management  Pharmaceutical/Healthcare
                                               Sector Fund on 5/2/05
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Mellon Capital Management S&P (R) 24 Fund  New fund effective 5/1/2006                 All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Mellon Capital Management S&P 400 MidCap
Index Fund                                                                                 All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Mellon Capital Management S&P 500 Index
Fund                                                                                       All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Mellon Capital Management Select Small-Cap Effective 5/1/2006, the JNY version         All
 Fund                                          was merged into the JNL version.

---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Mellon Capital Management Small Cap Index
Fund                                                                                       All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Mellon Capital Management Technology
Sector Fund                                                                                All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Mellon Capital Management Dow SM Dividend  New fund effective 1/17/2006                All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Mellon Capital Management Dowsm 10 Fund    Name changed effective 1/17/2006            All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Mellon Capital Management S&P(R) 10 Fund   Name changed effective 1/17/2006            All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Mellon Capital Management VIP Fund                                                     All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Mellon Capital Nasdaq(R) 15 Fund                                                       All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Mellon Capital Management Value Line(R) 25
Fund                                                                                       All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Oppenheimer Global Growth Fund                                                         All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Oppenheimer Growth Fund                                                                All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/PIMCO Real Return                          New 1/16/2007                               All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/PIMCO Total Return Bond Fund                                                           All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/PPM America Value Equity                   Name changed from JNL/Putnam Value          All
                                               Equity Fund on 1/16/2007
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Putnam Equity Fund                                                                     All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Putnam Midcap Growth Fund                                                              All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/S&P Disciplined Moderate                   New 1/16/2007                               All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/S&P Disciplined Moderate Growth            New 1/16/2007                               All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/S&P Disciplined Growth                     New 1/16/2007                               All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/S&P  Managed Growth Fund                                                               All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/S&P Managed Aggressive Growth Fund                                                     All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/S&P Managed Conservative Fund                                                          All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/S&P Managed Moderate Fund                                                              All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/S&P Managed Moderate Growth Fund                                                       All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/S&P Retirement Income                      New fund effective 1/17/2006                All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/S&P Retirement 2015                        New fund effective 1/17/2006                All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/S&P Retirement 2020                        New fund effective 1/17/2006                All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/S&P Retirement 2025                        New fund effective 1/17/2006                All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Select Balanced Fund                                                                   All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Select Global Growth Fund                                                              All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Select Large Cap Growth Fund                                                           All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Select Money Market Fund                                                               All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Select Value Fund                                                                      All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/T. Rowe Price Established Growth Fund      JNL/Alliance Capital Growth Fund            All
                                               was merged with this fund 5/2/05.
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/T. Rowe Price Mid-Cap Growth Fund All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/T. Rowe Price Value Fund All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Western Asset High Yield Bond Fund         Name changed from JNL/Salomon Brothers      All
                                               High Yield Bond Fund effective 5/1/2006
                                               and from JNL/Western High Yield Bond
                                               Fund effective 1/16/2007.
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Western Asset Strategic Bond Fund          Name changed from JNL/Salomon  Brothers     All
                                               Strategic Bond Fund effective 5/1/2006
                                               and from JNL/Western Strategic Bond Fund
                                               effective 1/16/2007.
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
JNL/Western Asset U.S. Govt. & Quality Bond    Name changed from JNL/Salomon Brothers      All
Fund                                           U.S. Govt. & Quality Bond Fund effective
                                               5/1/2006 and from JNL/Western U.S. Govt.
                                               & Quality Bond Fund effective 1/16/2007.
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------

---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ----------------------------------------------------------------------
JNL GENERAL ACCOUNT
---------------------------------------------- ----------------------------------------------------------------------
---------------------------------------------- ------------------------------------------- -------------------------
Guaranteed Five Year Fixed                                                                 All but Perspective A
                                                                                           Series and Advisors II
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
Guaranteed One Year Fixed                                                                  All but Advisors II
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
Guaranteed Seven Year Fixed                                                                All but Perspective A
                                                                                           Series and Advisors II
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
Guaranteed Three Year Fixed                                                                All but Perspective A
                                                                                           Series and Advisors II
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
12 Month DCA                                                                               All
---------------------------------------------- ------------------------------------------- -------------------------
---------------------------------------------- ------------------------------------------- -------------------------
6 Month DCA                                                                                All
---------------------------------------------- ------------------------------------------- -------------------------




JNL NY ACE 2005 TREATY SCHEDULE B-2 AMENDMENT # 3